UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 July 18, 2003
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                               CLAYTON HOMES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
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(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
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(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM  5.  OTHER  EVENTS

On July 18, 2003, the Company filed a press release reporting an update from the special shareholders' meeting on July 16, 2003. A copy of the press release is attached as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Press Release dated July 18, 2003 reporting an update from the special shareholders' meeting on July 16, 2003.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          July 18,  2003           /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
----------------------------------------------------------------------
99.1        Press Release dated July 18, 2003                     5

                                        4
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                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
-----------------------
JULY 18, 2003                            CONTACT:     INVESTOR RELATIONS
                                         PHONE:       865-380-3206
                                         FAX:         865-380-3784

 CLAYTON  HOMES,  INC.  (CMH:  NYSE)  ISSUES  LETTER  TO  STOCKHOLDERS

Dear  Fellow  Stockholders:
For those who were unable to attend the special stockholders' meeting held on July 16, we are pleased to provide you with this detail. No vote was taken on the Berkshire Hathaway merger offer. On the recommendation of the company's board of directors, a motion was passed by the stockholders present to adjourn the meeting until Wednesday, July 30, 2003, at 11:00 a.m. at the company's headquarters, 5000 Clayton Road, Maryville, TN 37804.

Why was the final vote delayed? After Cerberus Capital Management's expression of interest letter, several large institutional stockholders requested that additional time be given for bona fide bidders to have an opportunity to conduct due diligence and to consider making a superior proposal. The board was able to reach an agreement with Berkshire Hathaway that will allow additional time to accommodate potential offers that would be advantageous to stockholders. We have accommodated the stockholders' concerns by giving other potential bidders a window beyond the original 39-day market check period.

Has this decision been productive? Yes, a confidentiality agreement has been signed with Cerberus Capital Management. Their due diligence request list has been received. The first wave of documents requested will be forwarded this afternoon, and we will welcome their representatives to tour our facilities and gather additional information that they may need beginning on Monday, July 21. The same privileges will be provided to others if bona fide offers surface.

This course gives stockholders the best of both worlds. The Berkshire offer is preserved, and Cerberus and other bidders now have the opportunity to conduct the due diligence necessary to submit a formal offer prior to our July 30 meeting. Management, as directed, is continuing to actively explore various finance alternatives to the asset backed securitization market, while looking for potential partnering opportunities.

Rest assured, that management's and the board's goal is-and has always been-to maximize stockholders' value. With your patience, this postponement should give us a good view of the opportunity landscape.

Yours  truly,


Kevin  T.  Clayton
Chief  Executive  Officer  and  President
Clayton  Homes,  Inc.


This press release contains forward-looking statements with respect to management's beliefs about the financial condition, results of operations and business of Clayton Homes in the future. These statements involve risks and uncertainties. The actual outcome could differ materially from that contemplated by such statements. Factors that could cause or contribute to such differences could include, but are not limited to: market conditions in the manufactured housing market, the degree of continued market acceptance of Clayton Homes' products, competition, failure of the requisite stockholders to approve the merger, litigation related to the merger, and merger-related costs and expenses. The non-merger related factors mentioned above, as well as other factors that could affect Clayton Homes' business, are discussed in Clayton Homes' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, on file with the Securities and Exchange Commission. Clayton Homes does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



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